Exhibit 24.1

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ Salvatore J. Badalamenti
Salvatore J. Badalamenti

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ George R. Bravante, Jr.
George R. Bravante, Jr.

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ Janet M. Clarke
Janet M. Clarke

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ Kim A, Fadel
Kim A. Fadel

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 28, 2009	/s/ Judith R. Haberkorn
Judith R. Haberkorn

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ T. Patrick Kelly
T. Patrick Kelly

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ James B. Ream
James B. Ream

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ Bonnie S. Reitz
Bonnie S. Reitz

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ Andrew Jent
Andrew Jent

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ LamPhung Ngo-Burns
LamPhung Ngo-Burns

POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of ExpressJet Holdings, Inc. (the “Company”), does hereby constitute and appoint James B. Ream, LamPhung Ngo-Burns and Suzanne L. Johnson, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to execute in the name, place and stead of the undersigned the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

            IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 12, 2009	/s/ William F. Loftus
William F. Loftus